HAMILTON LANE INCORPORATED REPORTS STRONG FOURTH QUARTER AND FISCAL YEAR 2020 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY OVER 12% AND ASSETS UNDER MANAGEMENT GROWING BY 12% YEAR-OVER-YEAR

BALA CYNWYD, PENN. – May 28, 2020 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the fourth quarter and full fiscal year ended March 31, 2020.

FISCAL YEAR 2020 HIGHLIGHTS

•
Assets under management – Total assets under management of approximately $69 billion grew 12% year-over-year. Fee-earning assets under management increased 15% to approximately $39 billion, over the same time period.

•	Revenue – Management and advisory fees increased over 12% to approximately $245 million for fiscal 2020.

•	Carried Interest – Unrealized carried interest balance of approximately $441 million grew over 35% year-over-year.

•	Earnings per share – GAAP EPS of $2.15 on approximately $61 million of GAAP net income for fiscal 2020.

•
Dividend – Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on June 15, 2020 that will be paid on July 7, 2020. The target full-year dividend of $1.25 represents a 13.6% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its fourth quarter and fiscal year 2020 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “As countries, organizations and individuals strive to adapt and manage through this challenging time, our thoughts are with those affected by the pandemic, as well as with the essential workers around the world - including many of our clients, whose members are on the front lines. To these individuals, we offer our deepest thanks and appreciation. As ever, our top priority is the health and safety of our employees, clients and partners. The last few months have demonstrated our ability as individuals and as an organization to continue to execute on behalf of our clients and function normally in a remote work environment. As we reflect on this fiscal year, our strong market position and continued pursuit of executing across all business lines and service offerings contributed to our asset footprint reaching nearly $503 billion.”

Conference Call
Hamilton Lane will discuss fourth quarter and full fiscal year 2020 results in a webcast and conference call today, Thursday, May 28, 2020, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (833) 502-0483 inside the U.S., or (778) 560-2552 for international callers. The conference ID is 9409088.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 28 years, the firm currently employs approximately 400 professionals operating in offices throughout North America, Europe, Asia-Pacific, Latin America and the Middle East. Hamilton Lane has approximately $503 billion in assets under management and supervision, composed of approximately $69 billion in discretionary assets and over $434 billion in advisory assets, as of March 31, 2020. Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 212 752 7853

Source: Hamilton Lane Incorporated

Fiscal Year 2020 Fourth Quarter and Full Year Results Earnings Presentation - May 28, 2020 Hamilton Lane l Global Leader in the Private Markets 1

Today's Speakers Mario Giannini Erik Hirsch Atul Varma John Oh Chief Executive Officer Vice Chairman Chief Financial Officer Investor Relations Manager Hamilton Lane l Global Leader in the Private Markets 2

Period Highlights Business Performance • Assets under management and fee-earning assets under management were approximately $69 billion and $39 billion, respectively, as of March 31, 2020, increases of 12% and 15%, respectively, compared to March 31, 2019 • Management and advisory fees increased 12% compared to fiscal 2019 Financial Results USD in millions except per share amounts Q4 FY20 FY20 vs. FY19 Management and advisory fees $65.3 $244.9 12 % GAAP net income $20.6 $60.8 81 % GAAP EPS $0.70 $2.15 54 % Non-GAAP EPS1 $0.59 $2.01 5 % Fee Related Earnings1 $27.5 $101.0 12 % Adjusted EBITDA1 $36.5 $127.3 8 % Dividend • Declared a quarterly dividend of $0.3125 per share of Class A common stock to record holders at the close of business on June 15, 2020 1Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation. Hamilton Lane l Global Leader in the Private Markets 3

Growing Asset Footprint & Influence $503B AUM & AUA Total Assets Under Management/Advisement ($B) 1 $69 $66 $500 $59 Y-o-Y Growth $50 AUM: 12% $434 $400 $422 AUA: 3% $410 $40 $374 $300 CAGR: 19% $35 $292 $32 $200 $30 $24 $205 $22 $189 $16 $19 $147 $147 $13 $100 $11 $129 $6 $7 $95 $77 $79 $81 $36 $51 $0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 3/31/20 Total AUA Total AUM 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. Hamilton Lane l Global Leader in the Private Markets 4

Fee-Earning AUM Driving Revenues Fee-Earning AUM growth continues and annual fee rates are stable Total Fee-Earning Assets Under Management ($B) $45 .57% .56% .55% .56% $40 $39 $35 CAGR: 13% $34 $31 $14 $30 $27 $11 $25 $24 $10 $9 $20 $7 $15 $25 $22 $10 $21 $17 $18 $5 $0 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Customized Separate Accounts Specialized Funds *Numbers may not tie due to rounding Total Management Fee Revenues as a % of Average FEAUM Y-o-Y Drivers of Growth Customized Separate Accounts: Specialized Funds: • New client wins • Closed 4th co-investment fund, credit-oriented (2019 • Client re-ups series) fund and fund-of-funds • Fundraising 5th secondary fund, credit-oriented (2020 series) fund and evergreen fund Hamilton Lane l Global Leader in the Private Markets 5

AUM & AUA Drivers AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking • Secondary fund ranging mandates which include to further or establish technology-driven reporting, • Credit-oriented fund monitoring and analytics services relationships with Hamilton and consulting services; Lane • Evergreen fund opportunity set continues to be robust • $2.4B year-over-year increase • $2.7B year-over-year increase • $12B year-over-year increase in FEAUM in FEAUM in AUA • +80% of our gross • FEAUM closed during Q4 contributions during the last FY20: 12 months came from ◦Secondary fund: $354M existing clients Hamilton Lane l Global Leader in the Private Markets 6

Financial Highlights Hamilton Lane l Global Leader in the Private Markets 7

Consolidated Revenue

## Strong revenue growth across management and advisory fees

### Management and Advisory Fees


YTD
Y-o-Y Growth: 12%
USD in Millions
$218
$245
FY19
FY20


Long-Term Growth
CAGR: 11%
USD in Millions
$146
$245
FY15
FY20

- Recurring management and advisory fees represented an average of just under 90% of total revenues over the past five fiscal years
- $2.8M in retroactive fees from our latest co-investment fund for the year compared to $1.7M in the prior year period
- $2.3M in retroactive fees from our latest secondary fund in the quarter

### Incentive Fees


YTD
Y-o-Y Growth: (15)%
USD in Millions
$34
$29
FY19
FY20


Long-Term Growth
CAGR: 25%
USD in Millions
$10
$29
FY15
FY20

- Incentive fees derived from a highly diversified pool of assets and funds
- Allocated carried interest of $441M as of 3/31/20 diversified across 3,000+ assets and over 60 funds
- Timing of realizations unpredictable

### Total Revenues


YTD
Y-o-Y Growth: 9%
USD in Millions
$252
$274
FY19
FY20


Long-Term Growth
CAGR: 12%
USD in Millions
$155
$274
FY15
FY20

- Total revenues increased by 9%, driven by recurring management and advisory fee growth across core offerings

Hamilton Lane I Global Leader in the Private Markets

8

Unrealized Carried Interest Unrealized Carried Interest Unrealized Carry by Age 75 65 $500 56 60 > 12 years $400 14% 45 US D in Millions 45 < 5 years $300 8-12 years 34% 10% Ve hicles 30 $441 $200 $304 $326 15 $100 5-8 years 0 $0 42% Mar-18 Mar-19 Mar-20 Period Ending Unrealized Carried Interest Vehicles in Unrealized Carry Position Hamilton Lane l Global Leader in the Private Markets 9

# Consolidated Earnings

## Profitability stable and growing

### Net Income Attributable to HLI


YTD
Y-o-Y Growth: 81%
USD in Millions
$34
$61
FY19
FY20


Long-Term Growth
USD in Millions
N/A[1]
$61
FY15
FY20

- $61M in net income attributable to HLI for FY20
- $21M in net income attributable to HLI for the quarter

### Adjusted EBITDA[2]


YTD
Y-o-Y Growth: 8%
USD in Millions
$118
$127
FY19
FY20


Long-Term Growth
CAGR: 12%
USD in Millions
$74
$127
FY15
FY20

- Y-o-Y increase of 8% driven by 12% growth in management and advisory fees, partially offset by decline in realized incentive fees

### Fee Related Earnings[2]


YTD
Y-o-Y Growth: 12%
USD in Millions
$90
$101
FY19
FY20


Long-Term Growth
CAGR: 10%
USD in Millions
$63
$101
FY15
FY20

- Y-o-Y growth of 12%
- Long-term double digit growth in Fee Related Earnings

[1] Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2] Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane I Global Leader in the Private Markets

10

Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage... Investments $200 $208 $175 • For 3/31/20, the total investment balance consisted of: $150 ◦ ~$176M in equity method investments in our $154 $125 $137 funds $100 $120 $103 $103 $75 ◦ ~$32M in technology related and other US D in Millions $50 investments $25 $0 Mar-15 Mar-16 Mar-17 Mar-18 Mar-19 Mar-20 Leverage $100 $80 $84 $75 • Modest leverage $60 $71 • $75M of debt as of 3/31/20 $40 US D in Millions $20 $0 Mar-18 Mar-19 Mar-20 Hamilton Lane l Global Leader in the Private Markets 11

Fiscal Year 2020 Fourth Quarter and Full Year Results Earnings Presentation - May 28, 2020 Hamilton Lane l Global Leader in the Private Markets 12

Appendix Hamilton Lane l Global Leader in the Private Markets 13

# Condensed Consolidated Statements of Income (Unaudited)

| *(Dollars in thousands except share and per share amounts)* | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2020 | % Change | Year Ended March 31, 2019 | Year Ended March 31, 2020 | % Change |
|---|---|---|---|---|---|---|
| Revenues | | | | | | |
| Management and advisory fees | $57,929 | $65,336 | 13% | $217,773 | $244,920 | 12 % |
| Incentive fees | 9,059 | 11,596 | 28 % | 34,406 | 29,128 | (15) % |
| **Total revenues** | **66,988** | **76,932** | **15 %** | **252,179** | **274,048** | **9 %** |
| Expenses | | | | | | |
| Compensation and benefits | 24,483 | 28,151 | 15 % | 97,719 | 98,519 | 1 % |
| General, administrative and other | 13,577 | 15,162 | 12 % | 50,236 | 59,100 | 18 % |
| **Total expenses** | **38,060** | **43,313** | **14 %** | **147,955** | **157,619** | **7 %** |
| Other income (expense) | | | | | | |
| Equity in (loss) income of investees | (2,894) | 5,919 | N/A | 7,202 | 20,250 | 181 % |
| Interest expense | (779) | (603) | (23) % | (3,039) | (2,816) | (7) % |
| Interest income | 88 | 85 | (3) % | 255 | 709 | 178 % |
| Non-operating (loss) income | (36) | 1,997 | N/A | 20,915 | 6,172 | (70) % |
| **Total other income (expense)** | **(3,621)** | **7,398** | **(304) %** | **25,333** | **24,315** | **(4) %** |
| **Income before income taxes** | **25,307** | **41,017** | **62 %** | **129,557** | **140,744** | **9 %** |
| Income tax expense | 4,900 | 2,404 | (51) % | 30,560 | 13,968 | (54) % |
| **Net income** | **20,407** | **38,613** | **89 %** | **98,997** | **126,776** | **28 %** |
| Less: Income (loss) attributable to non-controlling interests in general partnerships | (511) | (508) | (1) % | 564 | 85 | (85) % |
| Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. | 12,870 | 18,473 | 44 % | 64,860 | 65,866 | 2 % |
| **Net income attributable to Hamilton Lane Incorporated** | **$8,048** | **$20,648** | **157 %** | **$33,573** | **$60,825** | **81 %** |
| Basic earnings per share of Class A common stock | $0.32 | $0.71 | | $1.41 | $2.17 | |
| Diluted earnings per share of Class A Common stock | $0.31 | $0.70 | | $1.40 | $2.15 | |
| Weighted-average shares of Class A common stock outstanding - basic | 25,386,382 | 29,230,799 | | 23,836,401 | 28,088,578 | |
| Weighted-average shares of Class A common stock outstanding - diluted | 25,852,163 | 29,613,377 | | 24,298,795 | 28,438,772 | |

Hamilton Lane I Global Leader in the Private Markets

14

# Non-GAAP Financial Measures

| (Dollars in thousands except share and per share amounts) | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2020 | % Change | Year Ended March 31, 2019 | Year Ended March 31, 2020 | % Change |
|---|---|---|---|---|---|---|
| Adjusted EBITDA[1] | | | | | | |
| Management and advisory fees | $57,929 | $65,336 | 13% | $217,773 | $244,920 | 12 % |
| Total expenses | 38,060 | 43,313 | 14% | 147,955 | 157,619 | 7 % |
| Less: | | | | | | |
| Incentive fee related compensation[2] | (4,267) | (5,473) | 28% | (14,983) | (13,677) | (9) % |
| Contingent compensation related to acquisition | — | — | — | (5,100) | — | N/A |
| Management fee related expenses | 33,793 | 37,840 | 12% | 127,872 | 143,942 | 13 % |
| **Fee Related Earnings** | **$24,136** | **$27,496** | **14%** | **$89,901** | **$100,978** | **12 %** |
| Incentive fees[3] | 9,059 | 11,596 | 28% | 34,406 | 29,128 | (15) % |
| Incentive fees attributable to non-controlling interests[3] | (74) | (58) | (22%) | (725) | (320) | (56) % |
| Incentive fee related compensation[2] | (4,267) | (5,473) | 28% | (14,983) | (13,677) | (9) % |
| Interest income | 88 | 85 | (3%) | 255 | 709 | 178 % |
| Equity-based compensation | 1,604 | 1,939 | 21% | 6,382 | 7,183 | 13 % |
| Depreciation and amortization | 741 | 912 | 23% | 2,500 | 3,291 | 32 % |
| **Adjusted EBITDA** | **$31,287** | **$36,497** | **17%** | **$117,736** | **$127,292** | **8 %** |
| **Adjusted EBITDA margin** | **47 %** | **47 %** | | **47 %** | **46 %** | |
| Non-GAAP earnings per share[1] | | | | | | |
| **Net income attributable to Hamilton Lane Incorporated** | **$8,048** | **$20,648** | **157 %** | **$33,573** | **$60,825** | **81 %** |
| Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. | 12,870 | 18,473 | 44% | 64,860 | 65,866 | 2 % |
| Income tax expense | 4,900 | 2,404 | (51%) | 30,560 | 13,968 | (54) % |
| Contingent compensation related to acquisition | — | — | N/A | 5,100 | — | (100) % |
| **Adjusted pre-tax net income** | **$25,818** | **$41,525** | **61%** | **$134,093** | **$140,659** | **5 %** |
| Adjusted income taxes[4] | (6,387) | (9,742) | 53% | (32,048) | (33,336) | 4 % |
| **Adjusted net income** | **$19,431** | **$31,783** | **64%** | **$102,045** | **$107,323** | **5 %** |
| **Adjusted shares outstanding[5]** | **53,392,232** | **53,582,371** | | **53,339,000** | **53,506,312** | |
| **Non-GAAP earnings per share** | **$0.36** | **$0.59** | **64 %** | **$1.91** | **$2.01** | **5 %** |

[1] Adjusted EBITDA and non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.
[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the year ended March 31, 2019 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.
[3] Incentive fees for the year ended March 31, 2020 included $0.3 million of non-cash carried interest attributable to non-controlling interests. Incentive fees for the year ended March 31, 2019 included $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests.
[4] Represents corporate income taxes at our estimated statutory tax rate of 23.7% for the year ended March 31, 2020 and 23.9% for the year ended March 31, 2019 applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.
[5] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

15

Management and Advisory Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Management and advisory fees Specialized funds $25,892 $30,070 16% $93,056 $111,803 20 % Customized separate accounts 22,158 23,703 7% 85,245 90,750 6 % Advisory 5,843 6,069 4% 24,130 24,160 0 % Reporting and other 2,432 2,610 7% 8,805 9,102 3 % Distribution management 752 1,751 133% 4,525 4,920 9 % Fund reimbursement revenue 852 1,133 33% 2,012 4,185 108 % Total management and advisory fees $57,929 $65,336 13% $217,773 $244,920 12 % Advisory: 10% Reporting and other: 7% Year Ended March 31, 2020 Customized separate accounts: 37% Specialized funds: 46% Hamilton Lane l Global Leader in the Private Markets 16

Incentive Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2019 2020 % Change 2019 2020 % Change Incentive fees Secondary Fund II $204 $120 (25) % $1,529 $832 (46) % Co-investment Fund II 1,790 1,437 (43) % 16,748 7,691 (54) % Other specialized funds 5,657 1,555 59% 7,410 5,848 (21) % Customized separate accounts 1,408 8,483 82% 8,719 14,757 69 % Incentive fees $9,059 $11,595 28% $34,406 $29,128 (15) % As of March 31, 2019 December 31, 2019 March 31, 2020 YoY % Change QoQ % Change Unrecognized carried interest Secondary Fund II $3,874 $3,446 $3,818 (1) % 11 % Secondary Fund III 36,697 36,723 33,993 (7) % (7) % Secondary Fund IV 30,587 43,784 54,431 78% 24 % Secondary Fund V — 235 3,237 N/A 1,277 % Co-investment Fund II 54,374 54,558 46,980 (14) % (14) % Co-investment Fund III 39,435 48,490 55,429 41% 14 % Co-investment Fund IV 746 10,438 14,401 1,830% 38 % Other specialized funds 40,204 72,022 82,792 106% 15 % Customized separate accounts 120,549 139,232 146,069 21% 5 % Total unrecognized carried interest $326,466 $408,928 $441,150 35% 8 % Hamilton Lane l Global Leader in the Private Markets 17

Assets Under Management YoY % QoQ % (Dollars in millions) March 31, 2019 December 31, 2019 March 31, 2020 Change Change Assets under management / advisement Assets under management $61,130 $66,271 $68,571 12% 3 % Assets under advisement 422,475 421,799 434,258 3% 3 % Total assets under management /advisement $483,605 $488,070 $502,829 4% 3 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $21,211 $22,877 $23,287 10% 2 % Contributions 1,987 1,030 2,331 17% 126 % Distributions (977) (547) (1,235) 26% 126 % Foreign exchange, market value and other (61) (73) 162 N/A N/A Balance, end of period $22,160 $23,287 $24,545 11% 5 % Specialized funds Balance, beginning of period $11,023 $13,134 $13,518 23% 3 % Contributions 587 639 717 22% 12 % Distributions (177) (256) (100) (44) % (61) % Foreign exchange, market value and other 1 1 (17) (1,800) % (1,800) % Balance, end of period $11,434 $13,518 $14,118 23% 4 % Total Balance, beginning of period $32,234 $36,011 $36,805 14% 2 % Contributions 2,574 1,669 3,048 18% 83 % Distributions (1,154) (803) (1,335) 16% 66 % Foreign exchange, market value and other (60) (72) 145 N/A N/A Balance, end of period $33,594 $36,805 $38,663 15% 5 % Hamilton Lane l Global Leader in the Private Markets 18

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2019 March 31, 2020 Assets Cash and cash equivalents $49,357 $50,124 Restricted cash 2,233 3,086 Fees receivable 20,320 30,384 Prepaid expenses 4,714 6,988 Due from related parties 2,628 2,605 Furniture, fixtures and equipment, net 8,108 7,402 Lease right-of-use assets, net — 9,577 Investments 154,491 207,747 Deferred income taxes 107,726 137,941 Other assets 11,014 17,675 Total assets $360,591 $473,529 Liabilities and Equity Accounts payable $2,619 $1,968 Accrued compensation and benefits 12,216 10,804 Deferred incentive fee revenue 3,704 3,704 Debt 70,954 74,524 Accrued members' distributions 17,081 5,829 Payable to related parties pursuant to tax receivable agreement 69,636 98,956 Accrued dividend 5,673 8,027 Lease liabilities — 10,184 Other liabilities (includes $0 and $13,394 at fair value) 8,986 22,132 Total liabilities 190,869 236,128 Class A common stock, $0.001 par value, 300,000,000 authorized; 27,367,477 and 29,842,784 issued and outstanding as of March 31, 2019 and 2020, respectively 27 30 Class B common stock, $0.001 par value, 50,000,000 authorized; 23,516,439 and 22,049,727 issued and outstanding as of March 31, 2019 and 2020, respectively 24 22 Additional paid-in-capital 92,482 107,727 Retained earnings 17,686 47,090 Accumulated other comprehensive income (loss) 7 (78) Total Hamilton Lane Incorporated stockholders' equity 110,226 154,791 Non-controlling interests in general partnerships 5,716 4,853 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 53,780 77,757 Total equity 169,722 237,401 Total liabilities and equity $360,591 $473,529 Hamilton Lane l Global Leader in the Private Markets 19

Condensed Consolidated Statements of Cash Flows (Unaudited) Year Ended March 31, (Dollars in thousands) 2018 2019 2020 Operating activities Net income $106,297 $98,997 $126,776 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,891 2,979 3,291 Change in deferred income taxes 22,983 21,665 7,929 Change in payable to related parties pursuant to tax receivable agreement (5,076) (9,778) (346) Write-off of deferred financing costs 1,657 — — Equity-based compensation 5,544 6,382 7,183 Gain on sale of investments valued under the measurement alternative — (11,133) (4,973) Fair value adjustment to investment valued at the measurement alternative — — (1,507) Equity in income of investees (17,102) (7,202) (20,250) Proceeds received from investments 14,391 14,077 12,761 Other 1,411 190 418 Changes in operating assets and liabilities (35,304) (4,555) (14,909) Net cash provided by operating activities $96,692 $111,622 $116,373 Investing activities Purchase of furniture, fixtures and equipment $(2,254) $(5,366) $(1,978) Purchase of other investments — — (3,967) Proceeds from sales of investments valued under the measurement alternative — 22,531 6,419 Cash paid for acquisition of business (5,228) — — Cash paid for acquisition of intangible assets — — (4,172) Loan to investee — (944) (157) Distributions received from investments 16,055 10,614 7,687 Contributions to investments (30,346) (46,048) (53,732) Net cash used in investing activities $(21,773) $(19,213) $(49,900) Financing activities Proceeds from offering $125,200 $193,504 $147,122 Purchase of membership interests (125,200) (193,504) (147,122) Repayments of long term debt (87,038) (2,813) (71,250) Borrowings of debt, net of deferred financing costs 74,616 — 74,765 Drawdown of revolver 10,450 — 15,000 Repayment of revolver — (10,450) (15,000) Secured financing — — 15,750 Contributions from non-controlling interest in general partnerships 276 81 45 Distributions to non-controlling interest in general partnerships (5,359) (2,195) (993) Repurchase of Class B common stock (2) (2) (2) Repurchase of Class A common stock for employee tax withholding (6,473) (5,387) (5,881) Proceeds received from issuance of shares under employee stock plans 313 264 1,244 Payments to related parties pursuant to the tax receivable agreement — (383) (1,952) Dividends paid (9,511) (18,676) (29,067) Members' distributions paid (36,943) (50,649) (47,368) Net cash used in financing activities $(59,671) $(90,210) $(64,709) Effect of exchange rate changes on cash and cash equivalents $— $8 $(144) Increase in cash, cash equivalents, and restricted cash 15,248 2,207 1,620 Cash, cash equivalents, and restricted cash at beginning of year 34,135 49,383 51,590 Cash, cash equivalents, and restricted cash at end of year $49,383 $51,590 $53,210 Hamilton Lane l Global Leader in the Private Markets 20

# Non-GAAP Reconciliation

## Reconciliation from Net Income

| *(Dollars in thousands)* | Year Ended March 31, 2015 | Year Ended March 31, 2020 | Three Months Ended March 31, 2019 | Three Months Ended March 31, 2020 | Year Ended March 31, 2019 | Year Ended March 31, 2020 |
|---|---|---|---|---|---|---|
| **Net income attributable to Hamilton Lane Incorporated** | **$0** | **$60,825** | **$8,048** | **$20,648** | **$33,573** | **$60,825** |
| Income (loss) attributable to non-controlling interests in general partnerships | 2,242 | 85 | (511) | (508) | 564 | 85 |
| Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. | 69,260 | 65,866 | 12,870 | 18,473 | 64,860 | 65,866 |
| Incentive fees[1] | (9,509) | (29,128) | (9,059) | (11,596) | (34,406) | (29,128) |
| Incentive fee related compensation[2] | 4,542 | 13,677 | 4,267 | 5,473 | 14,983 | 13,677 |
| Interest income | (87) | (709) | (88) | (85) | (255) | (709) |
| Interest expense | 5,883 | 2,816 | 779 | 603 | 3,039 | 2,816 |
| Income tax expense | 483 | 13,968 | 4,900 | 2,404 | 30,560 | 13,968 |
| Equity in income of investees | (10,474) | (20,250) | 2,894 | (5,919) | (7,202) | (20,250) |
| Contingent compensation related to acquisition | – | – | – | – | 5,100 | – |
| Non-operating loss (income) | 1,056 | (6,172) | 36 | (1,997) | (20,915) | (6,172) |
| **Fee Related Earnings** | **$63,396** | **$100,978** | **$24,136** | **$27,496** | **$89,901** | **$100,978** |
| Depreciation and amortization | 1,867 | 3,291 | 741 | 912 | 2,500 | 3,291 |
| Equity-based compensation | 3,390 | 7,183 | 1,604 | 1,939 | 6,382 | 7,183 |
| Incentive fees[1] | 9,509 | 29,128 | 9,059 | 11,596 | 34,406 | 29,128 |
| Incentive fees attributable to non-controlling interests[1] | – | (320) | (74) | (58) | (725) | (320) |
| Incentive fee related compensation[2] | (4,542) | (13,677) | (4,267) | (5,473) | (14,983) | (13,677) |
| Interest income | 87 | 709 | 88 | 85 | 255 | 709 |
| **Adjusted EBITDA** | **$73,707** | **$127,292** | **$31,287** | **$36,497** | **$117,736** | **$127,292** |
| Non-GAAP earnings per share reconciliation | | | | | | |
| **Net income attributable to Hamilton Lane Incorporated** | | | **$8,048** | **$20,648** | **$33,573** | **$60,825** |
| Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C. | | | 12,870 | 18,473 | 64,860 | 65,866 |
| Income tax expense | | | 4,900 | 2,404 | 30,560 | 13,968 |
| Contingent compensation related to acquisition | | | – | – | 5,100 | – |
| **Adjusted pre-tax net income** | | | **25,818** | **41,525** | **134,093** | **140,659** |
| Adjusted income taxes[3] | | | (6,387) | (9,742) | (32,048) | (33,336) |
| **Adjusted net income** | | | **$19,431** | **$31,783** | **$102,045** | **$107,323** |
| **Weighted-average shares of Class A common stock outstanding - diluted** | | | 25,852,163 | 29,613,377 | 24,298,795 | 28,438,772 |
| Exchange of Class B and Class C units in HLA[4] | | | 27,540,069 | 23,968,994 | 29,040,205 | 25,067,540 |
| **Adjusted shares outstanding** | | | **53,392,233** | **53,582,371** | **53,339,000** | **53,506,312** |
| **Non-GAAP earnings per share** | | | **$0.36** | **$0.59** | **$1.91** | **$2.01** |

[1] Incentive fees for the year ended March 31, 2020 included $0.3 million of non-cash carried interest attributable to non-controlling interests. Incentive fees for the year ended March 31, 2019 included $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests.

[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the the year ended March 31, 2019 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million as the related incentive fee compensation was recognized in fiscal 2016.

[3] Represents corporate income taxes at our estimated statutory tax rate of 23.7% for the the year ended March 31, 2020 and 23.9% for the the year ended March 31, 2019 applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

[4] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane I Global Leader in the Private Markets

21

Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management ("AUM") comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments, and; (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions ("Reorganization") in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane l Global Leader in the Private Markets 22

Disclosures Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with investment guidelines set by our clients; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of May 28, 2020 Hamilton Lane l Global Leader in the Private Markets 23